UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 __________________

FORM 8-K

CURRENT REPORT Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2016

Honda Auto Receivables 2016-3 Owner Trust

(Issuing Entity)

Central Index Key Number: 0001680180

American Honda Receivables LLC

(Depositor)

Central Index Key Number: 0000890975

American Honda Finance Corporation
(Sponsor)

Central Index Key Number: 0000864270

_______________________________________________________________________________________

(Exact name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware	333-205883-03	81-6640422
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(Issuing Entity’s IRS Employer Identification No.)

American Honda Receivables LLC 2800 Madrona Avenue Torrance, California		90503
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 781-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01. Other Events.

The registrant has filed a prospectus, dated August 15, 2016, setting forth a description of the receivables pool and the structure of $275,000,000 aggregate principal amount of the Class A-1 Asset Backed Notes, $500,000,000 aggregate principal amount of the Class A-2 Asset Backed Notes, $550,000,000 aggregate principal amount of the Class A-3 Asset Backed Notes, and $175,000,000 aggregate principal amount of the Class A-4 Asset Backed Notes by Honda Auto Receivables 2016-3 Owner Trust.

ITEM 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit No.	Description

5.1	Opinion of Mayer Brown LLP, dated as of August 18, 2016, as to legality
8.1	Opinion of Mayer Brown LLP, dated as of August 18, 2016, as to certain tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

AMERICAN HONDA RECEIVABLES LLC

By: /s/ Paul C. Honda

Name: Paul C. Honda

Title: Treasurer

Dated: August 18, 2016

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Mayer Brown LLP, dated as of August 18, 2016, as to legality
8.1	Opinion of Mayer Brown LLP, dated as of August 18, 2016, as to certain tax matters